Exhibit 3.189

STATE OF MINNESOTA

DEPARTMENT OF STATE

To All To Whom These Presents Shall Come, Greeting:

Whereas, Articles of Incorporation, duly signed and acknowledged under oath, have been filed for record in the office of the Secretary of State, on the 28th day of December, A. D. 1976 for the incorporation of Vasko Rubbish Ranoval Inc. under and in accordance with the provisions of the Minnesota Business Corporation Act, Minnesota Statutes, Chapter 301;

Now, Therefore, by virtue of the powers and duties vested in me by law, as Secretary of State of the State of Minnesota, I do hereby certify that the said Vasko Rubbish Ranoval Inc. is a legally organized Corporation under the laws of this State

Witness my official signature hereunto subscribed and the Great Seal of the State of Minnesota hereunto affixed this twenty-ninth day of December in the year of our Lord one thousand nine hundred and seventy-eight.

Secretary of State

ARTICLES OF INCORPORATION

OF

VASKO RUBBISH REMOVAL, INC.

We, the undersigned, of full age, for the purpose of forming a corporation under and pursuant to the provisions of Chapter 301, Minnesota Statutes, known as the Minnesota Business Corporation Act, the laws amendatory thereof and supplementary thereto, do hereby form a body corporate and adopt the following Article of Incorporation:

ARTICLE I

The name of the corporation is VASKO RUBBISH REMOVAL, INC.

ARTICLE II

The Corporation will have general business purposes.

ARTICLE III

The duration of said corporation shall be perpetual.

ARTICLE IV

The location and post office address of its registered office in this State is: 1591 East Hoyt Avenue, St. Paul, Minnesota, 55105.

ARTICLE V

The amount of stated capital with which this corporation will begin business is $1,000.00.

ARTICLE VI

The total authorized number of shares which the corporation shall have authority to issue is 25,000 shares, each having a par value of $10.00 per share, amounting in the aggregate to $250,000.00.

The Board of Directors shall have the authority to provide by the By-laws as to the restrictions on the sale, assignment, transfer, pledge, mortgaging of any of the shares of this corporate stock, to provide by the By-laws as to the purchase and redemption by the corporation of such corporate stock, all subject to the power of the shareholders to change or repeal such By-laws.

ARTICLE VII

The amount of said capital stock which has been actually subscribed is $1,000.00 Dollars, payment to be made in cash, or promotional. fees or pre-incorporation assets. The following are the names of the persons by whom the same has been subscribed to wit:

NAME	NUMBER OF SHARES	AMOUNT
George Vasko	34	$340.00
Joyce Vasko	33	$330.00
Roger Vasko	33	$330.00

ARTICLE VIII

The board of directors may from time to time, by virtue of a majority of its members, make, alter, amend or rescind any of the By-laws of this corporation subject to the power of the shareholders to change or repeal such By-laws.

ARTICLE IX

The names and post office addresses of the incorporators of this corporation, who are of full age, are as follows:

NAME	ADDRESS
George Vasko	1591 E. Hoyt	St. Paul, Minnesota 55106
Joyce Vasko	1991 E. Hoyt	St. Paul, Minnesota 55106
Roger Vasko	1591 E. Hoyt	St, Paul, Minnesota 55106

ARTICLE X

The names, post office addresses and terms of office of the 1st Directors are:

NAME	POST OFFICE ADDRESSES
George Vasko	1591 E. Hoyt	St. Paul, Minnesota 55106
Joyce Vasko	1591 E. Hoyt	St. Paul, Minnesota 55106
Roger Vasko	1591 E. Hoyt	St. Paul, Minnesota 55106

The term of office of such Directors .shall be for two years, or until the next annual meeting of the shareholders of the corporation.

IN TESTIMONY WHEREOF, we have hereunto set our hands this 28th day of December, 1978.

IN PRESENCE OF:

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

On this 28th day of December, 1978, personally appeared before me, George Vasko, Joyce Vasko and Roger Vasko, to me known to be the persons named in and who executed the foregoing Articles of Incorporation, and they acknowledged this to be of their own free act and deed for the uses and purposes therein expressed.

NOTARY PUBLIC

Notice of Change of Registered Office, Registered Agent or Both

by

Name of Corporation

VASKO RUBBISH REMOVAL, INCORPORATED

Pursuant to Minnesota Statutes, Section 302A.123, the undersigned hereby certifies that the Board of Directors of the above named Minnesota Corporation has resolved to change the corporation’s registered office agent:

From
Agent’s Name
Address (No. & Street)		1591 E. Hoyt Avenue
City	County	Zip
St. Paul	Ramsey	55106

To
Agent’s Name	Gary Vasko
Address (No. & Street)		920 Atlantic St.
City	County	Zip
St. Paul	Ramsey	55106

The new address may not be a post office box. It must be a street address, pursuant to Minnestoa Statutes, Section 302A.011, Subd. 3.

The effective date of the change will be the 1st day of January, 1987 or the day of filing of this certificate with the Secretary of State, whichever is later.

I swear that the foregoing is true and accurate and that I have the authority to sign this document on behalf of the corporation

Name of Officer or Other Authorized Agent of Corporation		Signature
Gary Vasko

Title or Office	Date
President	12/3/87

STATE OF MINNESOTA	)	The foregoing instrument was acknowledged before me
) ss.
County of Ramsey	)	on this 12 day of December 1987

(Notarial Seal)		(Notary Public)

Do not write below this line. For Secretary of State’s use only.

Receipt Number	File Date

Filing Fee:	$25.00

Return to:	Corporation Division
Office of the Secretary of State
180 State Office Building
St. Paul, MN 55155

MINNESOTA SECRETARY OF STATE

NOTICE OF CHANGE OF REGISTERED OFFICE/REGISTERED AGENT

Please read the instructions on the back before completing this form.

1. Entity Name:

Vasko Rubbish Removal, Inc.

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

309 Como Avenue	St. Paul	MN	55103
Street	City	State	Zip Code

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

Signature of Authorized Person

Name and Telephone Number of a Contact Person: Roger Vasko (651) 774-0916

please print legibly

Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.

Non-Minnesota Corporations: $50.00.

Make checks payable to Secretary of State

Return to: Minnesota Secretary of State

180 State Office Bldg.

100 Constitution Ave.

St. Paul, MN 55155-1299

(651)296-2803

ARTICLES OF AMENDMENT

to Articles of Incorporation

1. The name of the corporation whose articles of incorporation are amended by these articles of amendment is: Vasko Rubbish Removal, Inc.

2. The amendment adopted is to change the name of the corporation by changing Article I of its Articles of Incorporation to read as follows:

ARTICLE I

NAME

The name of this Corporation is Vasko Solid Waste, Inc.

3. The amendment adopted does not restate the Articles of Incorporation of the corporation.

4. The amendment has been adopted pursuant to Minnesota Statutes Chapter 302A.

I certify that I am authorized to execute this amendment and I further certify that I understand by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

Effective as of: February 28, 2002.

Gary G. Vasko, President

MINNESOTA SECRETARY OF STATE

NOTICE OF CHANGE OF REGISTERED OFFICE/REGISTERED AGENT

Please read the Instructions on the back before completing this form.

1. Entity Name:

Vasko Solid Waste, Inc.

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

405 Second Avenue South	Minneapolis	MN	55401
Street	City	State	Zip Code

3. Registered Agent (Registered agents are required for foreign entitles but optional for Minnesota entitles):

C T Corporation System Inc.

If you do not wish to designate an agent, you must put “NONE” in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123. 303.10, 308A.02S, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

Signature of Authorized Person

Michael k. Slattery, Secretory

Name and Telephone Number of a Contact Person        Joyce Hansen        414-479-7802

please print

Filing Fee: For Profit Minnesota Corporations, Cooperatives and Limited Liability Companies $35.00. Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

Non-Minnesota Corporations $50.00.

Make checks payable to Secretary of State

Return to: Minnesota Secretary of State

180 State Office Bldg.

100 Rev. Cr. Martin Luther King Jr. Blvd.

St. Paul, MN 55165-1288

(651) 296-2803

State of Minnesota

SECRETARY OF STATE

Certificate of Merger

I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate; and the qualification of any non-surviving entity to do business in Minnesota is terminated on the effective date of this merger.

Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A

State of Formation and Names of Merging Entities:

MN: COMO AVENUE PROPERTIES, LLC

MN: G&R REAL ESTATE, LLC

MN: VASKO SOLID WASTE, INC.

State of Formation and Name of Surviving Entity:

MN: VASKO SOLID WASTE, INC.

Effective Date of Merger: December 31, 2005

Name of Surviving Entity after Effective Date of Merger:

VASKO SOLID WASTE, INC.

                     been issued on: December 16, 2005.

Secretary of State.

ARTICLES OF MERGER

of

COMO AVENUE PROPERTIES, LLC,

a Minnesota limited liability company,

and

G&R REAL ESTATE, LLC,

a Minnesota limited liability company,

into

VASKO SOLID WASTE, INC.,

a Minnesota corporation

Pursuant to the provisions of the Minnesota Business Corporation Act, the undersigned corporation and companies adopt the following articles of merger:

1. The plan of merger is attached hereto as Exhibit A.

2. The plan has been approved by each constituent pursuant to Chapter 302A of the Minnesota Statutes.

3. Vasko Solid Waste, Inc., a Minnesota corporation and the surviving corporation in this merger, agrees that:

It may be served with process in the state of Minnesota in any proceeding for the enforcement of an obligation of a constituent corporation or company and in any proceeding for the enforcement of the rights of a dissenting shareholder of a constituent corporation or company against it.

The secretary of state is irrevocably appointed as its agent to accept service of process in any such proceedings, and the address to which process may be forwarded is: 125 South 84th Street, Suite 200, Milwaukee, WI 53214.

It will promptly pay to the dissenting shareholders of any corporation or company organized under the laws of Minnesota which is a party to the merger the amount, if any, to which they are entitled under section 302A.473 of the Business Corporation Act.

4. Any other provision permitted or required by law is:

These Articles of Merger shall have a delayed effective date of December 31, 2005.

Date:	December 15, 2005	VASKO SOLID WASTE, INC.
By:
Paul R. Jenks, President

Date:	December 15, 2005	G&R REAL ESTATE, LLC.
By:
Paul R. Jenks, President

Date:	December 15, 2005	COMO AVENUE PROPERTIES. LLC
By:
Paul R. Jenks, President

PLAN OF MERGER

COMO AVENUE PROPERTIES LLC,

a Minnesota limited liability company,

and

G&R REAL ESTATE LLC,

a Minnesota limited liability company,

INTO

VASKO SOLID WASTE, INC.,

a Minnesota corporation

THIS PLAN OF MERGER is made as of the 31st day of December, 2005, by and among ONYX WASTE SERVICES MIDWEST, INC., a Wisconsin corporation, (“Onyx Midwest”), VASKO SOLID WASTE, INC., a Minnesota corporation, (“Vasko” or the “Surviving Corporation”), COMO AVENUE PROPERTIES LLC, a Minnesota limited liability company, (“Como” or collectively with G&R, the “Merging Companies”), and G&R REAL ESTATE LLC, a Minnesota limited liability company, (“G&R” or collectively with Como, the “Merging Companies”).

RECITALS

WHEREAS, Vasko and the Merging Companies are wholly owned subsidiaries of Onyx Midwest; and

WHEREAS, Onyx Midwest, Vaske and the Merging Companies deem it advisable and to the advantage of each corporation and company that the Merging Companies be merged into Vasko for the purposes of obtaining greater efficiency and economy in the management of the business of each corporation and company.

NOW, THEREFORE, in consideration. of the Recitals and of the mutual covenants and promises contained herein, the parties agree as follows:

1. Merger. The Merging Companies shall merge with and into Vasko and the Surviving Corporation shall continue to exist under the laws of the State of Minnesota and shall be registered to do business in the State of Minnesota.

2. Articles of Incorporation. The Articles of Incorporation of Vasko at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The term “Effective Time” shall mean December 31, 2005.

4. Bylaws. The Bylaws of Vasko adopted by resolution on December 31, 2005, shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers of the Surviving Corporation at the Effective Time shall be:

President:	Paul R. Jenks

Treasurer:	George K. Farr

Vice President:	Jeffrey P. Adix

Vice President & Secretary:	Michael K. Slattery

Vice President:	James M. Rooney

Vice President:	Richard L. Burke

Assistant Secretary:	Matthew C. Gunnelson

Assistant Treasurer:	Henry P. Karius

Assistant Treasurer:	Raphael B. Bruckert

The directors of the Surviving Corporation at the Effective Time shall be George K. Farr and Paul R. Jenks, to serve until the next annual meeting of the shareholders and directors and until their respective successors have been duly elected or appointed and qualified.

6. Conversion of Shares: At the Effective Time of the Merger, all membership interests in the Merging Companies shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, the Merging Companies shall be merged into Vasko, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the State of Minnesota. The separate existence and the corporate organization of the Merging Companies shall cease at the Effective Time, and the Surviving Corporation shall possess all rights, privileges, immunities and franchises, of a public and of a private nature, of each Vasko and the Merging Companies; and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to each of Vasko or the Merging Companies shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall henceforth be responsible and liable for all the liabilities and obligations of each of Vasko and the Merging Companies.

8. Abandonment of Plan. Notwithstanding anything contained herein to the contrary, this Plan of Merger may be terminated and abandoned by the Board of Directors of Vasko and the Merging Companies at any time prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

(signatures on following page)

Sole Shareholder

ONYX WASTE SERVICES MIDWEST, INC.

By:
Paul R. Jenks, President

Surviving Corporation:
VASKO SOLID WASTE, INC.

By:
Paul R. Jenks, President

Merging Companies:
G&R REAL ESTATE, LLC

By:
Paul R. Jenks, President

COMO AVENUE PROPERTIES, LLC

By:
Paul R. Jenks, President

STATE OF MINNESOTA SECRETARY OF STATE AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Type or print in black ink.

2. There is a $35.00 fee payable to the Secretary of State (YOUR CANCELLED CHECK IS YOUR RECEIPT) for filing this “Amendment of Articles of Incorporation”,

3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change)

Vasko Solid Waste, Inc.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

7/1/2006

Format (mm/dd/yyyy)

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amen merit will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form         .)

ARTICLE I

The name of the corporation is Veolia ES Vasko Solid Waste, Inc.

These Articles of Amendment shall have a delayed effective date of July     , 2006.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment I am subject to the penalties of perjury as set forth in section 609.48 as if had signed this amendment under oath.

(Signature of Authorized Person)

Name and telephone number of contact person:        Joyce Hansen        (414) 479-7802

Please print legibly

If you have any questions please contact the Secretary of State’s office at (651) 296-2808

MAIL TO:        Secretary of State

Corporate Division

180 State Office Building

100 Rev. Dr. Martin Luther King Jr. Blvd

St. Paul, MN 55155-1299

(No walk-in service available at this location for corporate, UCC or notary)

Walk-in service is available at our public counter located in the Minnesota State Retirement System Building., 60 Empire Drive, Suite #100, St. Paul, MN 55103.

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

The Secretary of State’s Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment, or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio-tape, by calling (651) 296-2803/Voice. For TTY communication, contact the Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651) 298-2803.

Please read the instructions on the back before completing this form.

1. Entity Name: See Attached List

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

100 South Fifth St., Suite 1075	Minneapolis	MN	55402
Street	City	State	Zip Code

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 306A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

Signature of Authorized Person

Name and Telephone Number of a Contact person:        Marie Hauer        (212)894-8504

Please print legibly

Filing Fee: For Profit Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.

Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

Non-Minnesota Corporations: $50.00.

Make checks payable to Secretary of State (YOUR CANCELLED CHECK IS YOUR RECEIPT).

MAIL TO:        Secretary of State

Corporate Division

180 State Office Building

100 Rev. Dr. Martin Luther King Jr. Blvd

St. Paul, MN 55155-1299

(No walk-in service available at this location for corporate, UCC or notary)

Walk-In service is available at our public counter located in the Minnesota State Retirement System Bldg, 60 Empire Drive, Suite #100, St. Paul, MN 55103.

04/10/2007 List of DC Entities for Global RO Amendment

Charter#	Type	Business Name

10P-820	DC	°Funds Global HoldingS Corporation
10A-543	DC	0shkoSh/McNeilus Financial Services, Inc.
6K-890	DC	1145 ARGYLE CORPORATION
6H-874	DC	717 BB Minneapolis, Inc.
4Y-1	DC	A P Meritor, Inc.
1585630-2	DC	AAA Galvanizing of Minnesota,Inc.
120-74	DC	Accurate Contracting, Inc.
50-207	DC	ACN Group, Inc.
9S-697	DC	ACRO Business Finance Corp.
6H-932	DC	ACT Teleconferencing Services, Inc.
8L-987	DC	ACT VideoConferencing Inc.
389-AA	DC	ADM Milling Co. DTN 22404870002
1359944-2	DC	Advance Digital Concepts Inc.
/0Y-107	DC	Advanced Component Technologies, Inc.
2214228-2	DC	Advanced Home Services Inc.
4B-808	DC	Advanced Respiratory, Inc.
12A-113	DC	Advanced Specialized Technologies, Inc.
1950546-2	DC	Advantix Corporation
4N-920	DC	AEGON Financial Services Group, Inc.
2203446-2	DC	AFC of Minnesota Corporation
228-AA	DC	Aggregate industries - North Central Region, Inc.
11X-798	DC	Aggregate Industries Land Company, Inc.
1219221-4	DC	Ainsworth Corp.
1914338-2	DC	AJ.si Sales & Service Inc.
1327738-2	DC	Alan deJesus, Inc.
7P-821	DC	ALBERT LEA NEWSPAPERS, INC.
120-363	DC	Aldi Inc. (Minnesota)
101-447	DC	Alias, Inc.
6A-470	DC	ALL AMERICAN SEMICONDUCTOR OF MINNESOTA, INC.
7W-907	DC	ALLAN WEST CONSULTING, Inc.
1823145-2	DC	Allied Pharmacy Cooperative
4U-1005	DC	ALMO DISTRIBUTING MINNESOTA, INC.
648-AA	DC	Ambassador West Apartments, Inc.
8R-325	DC	AMEBIC DISC U.S.A. - MINNESOTA INC.
2213010-4	DC	America’s Agricultural Workforce Cooperative
1-495	DC	American Uniform Co.
2042928-2	DC	AnA English worldwide Co.
9W-156	DC	Antique Auto Restoration. Inc.
10-109	DC	Applied Fluid Power, Inc.
11E-53	DC	Art ‘N Soul of Minnesota, Inc.
9Q-453	DC	Associated Material Handling (Minnesota), inc.
2159881-2	DC	Assured Performance Cooperative
12J-184	DC	Atlas Cold Storage USA Inc.
10J-498	DC	ATM Management Services, Inc.
7P-820	DC	AUSTIN NEWSPAPERS, INC.
8K-106	DC	AUTOMATIC GARAGE DOOR AND FIREPLACES, INC.
1359954-2	DC	Baldwin Financial Corporation
7P-639	DC	BANCNORTH INVESTMENT GROUP, INC.
1864993-2	DC	Bannecker Design & manufacturing Cooperative
8A-440	DC	Banta Direct Marketing, Inc.
1053702-2	DC	Barge Channel Road Company

Charter#	Type	Business Name

726-AA	DC	Bay State Milling Company
15235S9-2	DC	Bear Stearns Residential Mortgage Corporation - Hi
T-500	DC	Bell Industries, Inc.
2090039-8	DC	Benchmark Hospitality of Minnesota, Inc.
Q-302	DC	Beneficial Loan & Thrift Co.
8Y-610	DC	BENEFIT INFORMATION SERVICES, INC.
3F-507	DC	Benson-Quinn Commodities, Inc.
6Y-386	DC	Best Vendors management Company, Inc.
IR-866	DC	BounceBackTechnologies.com, Inc.
1F-666	DC	Braas Company
4p-705	DC	BROWN & BIGELOW, INC.
2D-274	DC	Burckhardt Asset Subsidiary, Inc.
11B-4	DC	BURKE GROUP MINNESOTA INC.
G-802	DC	Burns Manufacturing Company
9P-246	DC	Burnsville Sanitary Landfill, Inc.
26628-AA	DC	Butler Brothers
6W-71	DC	Cajian Bell, Inc.
1056538-2	DC	Camden Culinary, Inc.
10E-114	DC	Campoco, Inc.
2U-900	DC	Canaccord Capital Corporation (USA), Inc.
5P-445	DC	Cannon Technologies, Inc.
1/V-344	DC	Carbon Collaborative, Inc.
70-22	DC	Caribou Coffee Company, Inc.
11C-880	DC	Caritas Technologies, Inc.
2223154-2	DC	Carnegie Funding Inc.
1101482-2	DC	CC Applied Economic Analysis, Inc.
7Z-27	DC	CCT - Mall of America I, Incorporated
2R-96	DC	CenterTherapy, Inc.
N-804	DC	Central Roofing Company
2088666-3	DC	Century Park Pictures Corporation
W-502	DC	CenturyTel of Minnesota, Inc-
1957147-2	DC	Cerealogy Incorporated
5K-937	DC	Certified Power, Inc.
9Y-141	DC	Certiport, Inc.
3H-679	DC	CF Companies, Inc.
6C-248	DC	Champps Operating Corporation
12J-917	DC	Charlie’s Clean Cars, Inc.
4V-1085	DC	Checker Flag Parts, inc.
5C-507	DC	Chex Systems, inc.
7V-666	DC	Cirrus Aircraft Corporation
E-588	DC	CitiFinancial Services, Inc.
6P-396	DC	Citipinancial Auto, Ltd.
1M-827	DC	Clariant Life Science Molecules (America), Inc.
BP-493	DC	Clark E. Johnson. Jr., Limited
2W-950	DC	Cliffs Biwabik Ore Corporation
4D-606	DC	Comcast MO of Burnsville/Eagan, Inc.
5G-984	DC	Comcast MO of Minnesota, Inc.
4C-370	DC	Comcast MO of Quad Cities, Inc.
4D-611	DC	Comcast MO of the North Suburbs, Inc.
4H-491	DC	Comcast of St. Paul, Inc.
7S-753	DC	Comcast Phone of Minnesota, Inc.
2P-1011	DC	Comfort Systems USA (Twin Cities), Inc.
20-119	DC	CompuCom IT Solutions, Inc.
J-554	DC	Contel of Minnesota, Inc.

Charter#	Type	Business Name

6-AA	DC	Continental Machines, Inc.
2135575-2	DC	CooperationWorks!
U-374	DC	CORUS BANKSHARES, INC.
10-665	DC	Cryateel Manufacturing, Inc.
4D-182	DC	CRYSTEEL INTERNATIONAL MARKETING, LTD.
78-919	DC	CSI Staff, Incorporated
68-435	DC	Culligan Store Solutions, Inc.
6/-67	DC	D & K OF MINNESOTA, INC.
5N-197	DC	DACCO/DETROIT OF MINNESOTA, INC.
2C-150	DC	Dakota Barge Service, Inc,
3G-777	DC	Dalson Foods, Inc.
6W-38	DC	Dan & Jerry’s Greenhouses, Inc.
51-548	DC	Dan’s Prize, Inc.
8C-326	DC	Danbury Printing & Litho, Inc.
1944929-2	DC	Dart Acquisition Corp.
26395-AA	DC	DCCO Inc.
1F-1	DC	Dee-Co Holdings, Inc.
838830-2	DC	Definity Health of New York, Inc.
4P-32	DC	DELTA INTERNATIONAL MACHINERY CORP.
1364040-3	DC	Deluxe Enterprise Operations, Inc.
2049525-2	DC	Deluxe Johnson Corporation, Inc.
1364040-2	DC	Deluxe Manufacturing Operations, Inc.
1364040-4	DC	Deluxe Small RusinesS Sales, Inc.
6H-580	DC	Designer Doors Incorporated
2G-431	DC	Detector Electronics Corporation
1325818-4	DC	DGI Holding Corp.
1Q-192	DC	Discount Tire Company of Minnesota, Inc.
12K-835	DC	Diversified Web Systems, Inc.
7H-889	DC	DLR Group Inc.
P-133	DC	DOALI, Industrial Supply Corp.
7Q-542	DC	DPW Publishing, Inc.
I1L-837	DC	DRI-STEEM Corporation
26591-AA	DC	Duluth, Winnipeg and Pacific Railway Company
1925649-2	DC	Dutch Holdings, Inc.
12-225	DC	Dyco Petroleum Corporation
N-541	DC	E. F. Johnson Company
9K-432	DC	ECA marketing, Inc.
1418285-8	DC	EFS Inc.
9U-353	DC	eFUNDS OVERSEAS, INC.
798726-2	DC	Egmond Associates Ltd
2x-1033	DC	Elk River Landfill, Inc.
8X-147	DC	Elna International Corporation
1013855-5	DC	Emerald Express, Inc.
10N-822	DC	Empi Corp.
3B-418	DC	Empi, Inc.
12G-177	DC	Encore Software, Inc.
15-966	DC	Engineering Repro Systems, Inc.
9F-218	DC	ENNUIGO, INC.
51-195	DC	Enterprise Leasing Company
10K-495	DC	EquiFirst Mortgage Corporation of Minnesota
8J-446	DC	Equity One, Inc.
58-369	DC	Eschelon Telecom of Minnesota, Inc.
9V-110	DC	Evolvable Corporation
IOC-921	DC	Express Payday Loans, Inc.

Charter#	Type	Business Name

1.201759-2	DC	Express Plumbers Inc.
4L-581	DC	F/LTRA TECH SYSTEMS, INC.
1336693-2	DC	Fabrioue Horlogerie Internationale, Inc.
1950290-4	DC	Fairview Road Company
8M-255	DC	Faithful+Gould, Inc.
611-AA	DC	Federal Cartridge Company
7P-822	DC	FERGUS FALLS NEWSPAPERS, INC.
10N-517	DC	FieldwOrk Minneapolis, Inc.
11M-969	DC	First Choice Bancorp
12L-486	DC	First NLC, Inc.
6Y-975	DC	First Protection Company
3J-929	DC	First Protection Corporation
5F-1077	DC	First Team Sports, Inc.
101-617	DC	Flair Flexible Packaging Corp. (USA)
1Z-718	DC	Flavorite Laboratories, Inc.
11T-776	DC	Fortran Traffic Systems, Inc.
50-51	DC	FORUM BIG SAND LAKE CO.
6Z-122	DC	FRONTIER COMMUNICATIONS OF MINNESOTA, INC.
1447265-2	DC	FRUITFUL BOUGH, INC.
0-800	DC	Fullerton Properties, Inc.
SF-260	DC	Future Dreams Inc.
1Y-621	DC	G. M. Stewart Lumber Company, Inc.
1972954-2	DC	G.Howard Inc.
7T-922	DC	G.J. Hartman Corporation
4U-578	DC	GALLERY PHYSICAL THERAPY CENTER, INC.
677845-2	DC	Gallop Technologies, Inc
6W-906	DC	GAME FINANCIAL CORPORATION
5W-606	DC	Gamestop, Inc.
12G-73	DC	GCM Xpress Inc.
8L-725	DC	GDM Software Inc.
1771163-3	DC	GEM Wellness Products & Services Inc.
12G-101	DC	Gemini Partners, Inc.
110-407	DC	Geneon Entertainment (USA) Inc
740072-3	DC	Gen-ID Lab Services, Inc.
7F-127	DC	GenOx Corporation
1725094-2	DC	Glenn Taylor & Associates, Inc.
740282-3	DC	gohman sales corporation
1W-224	DC	Granite City Ready Mix, Inc.
IS-396	DC	Grede-St. Cloud, Inc.
2E-483	DC	Green Giant International, Inc.
12C-372	DC	H & H Partners Inc.
6T-578	DC	H/C, Inc.
1271-AA	DC	Hallett Construction Company
26719-AA	DC	Hanson Pipe & Products Minnesota, Inc.
1421150-5	DC	Hanson Pipe & Products Ohio, Inc.
X-625	DC	Hanson Structural Precast Midwest, Inc.
95-281	DC	Harsco Minnesota Corporation
108-108	DC	Harsco Technologies Corporation
80-278	DC	Heartland Automotive Services, Inc.
4M-925	DC	Helix Energy Solutions Group, Inc.
6K-376	DC	HERZOG ENVIRONMENTAL, INC.
9W-414	DC	Hespeler Hockey Holding, Inc.
7V-633	DC	HFTA FOURTH CORPORATION
30-278	DC	Hibbing Taconite Holding Inc.

Charter#	Type	Business Name

2005515-2	DC	HILL TOP INN MOTEL, INC.
5A-17I	DC	Hogenson Construction of North Dakota, Inc.
8L-150	DC	Home Savings Bancorp.
9S-759	DC	Hormel Financial Services Corporation
4J-397	DC	HOTLINE PRODUCTS, INC.
4D-465	DC	Hubbard Broadcasting, Inc.
657581-2	DC	HWC, Inc.
101-548	DC	Iceberg Acquisition, Inc.
41-499	DC	In Home Health, Inc.
11F-711	DC	inergo corporation
8J-729	DC	Infrared solutions, Inc.
4W-892	DC	Instantwhip-Minneapolis, Inc.
11U-394	DC	Institute For Complementary & Alternative Medicine
991713-2	DC	Insurance Intermediaries Inc.
9R-965	DC	Integra Telecom of Minnesota, Inc.
1265025-2	DC	Integrated Media Cooperative
1P-254	DC	International Electro Exchange Corporation
3672-AA	DC	Iowa Holding company
12R-17	DC	Iron Berries Inc.
70-776	DC	Irresistible Ink, Inc.
S-467	DC	Island Inn Company
12J-515	DC	ISTATE TRUCK, INC.
7D-547	DC	J. Griffin & Associates, Inc.
120-224	DC	Jennie-0 Turkey Store International, Inc.
M-177	DC	Jennie-0 Turkey Store, Inc.
1852321-2	DC	JOHN F. TORT/ ARCHITECTURAL CORPORATION
1955897-2	DC	Jordan Motorworks, Inc.
1354665-2	DC	Kaboban Corporation
117-778	DC	Katadyn North America, Inc.
3K-I08	DC	KBL Cablesystems of Minneapolis, Inc.
3N-814	DC	KBL Cablesystems of the Southwest, Inc.
9M-882	DC	Kensington Cottages Corporation of America
8W-317	DC	Kenzercorp of Minnesota, Inc.
5E-483	DC	Keystone Retaining Wall Systems, Inc.
10J-164	DC	KIR Minnetonka 552, Inc.
8F-992	DC	KMF, Inc.
7E-119	DC	KMK DUNKA, INC.
1J-1103	DC	Knife River Corporation - North Central
3V-472	DC	Kost, Inc.
8B-20	DC	KRUSE PAVING. INC.
5M-183	DC	KSAX-TV, Inc.
1290234-2	DC	Lakes Chiropractic Clinic Inc.
6X-926	DC	Lallemand Specialties, Inc.
G-1125	DC	Lambert Transfer Company
11H-244	DC	Lancaster Laboratories, Inc.
SP-196	DC	Landmark Contract Management, Inc.
10D-719	DC	Landry’s Seafood House - Minnesota, Inc.
1291/61-2	DC	LastCallPos, Inc.
G-874	DC	LB Real Properties, Inc.
2031700-2	DC	Lehat Financial Corp.
120-414	DC	Lettek Company
1T-927	DC	Life Uniform Company of Minnesota
1841736-2	DC	Lilbuddy Corporation
9C-610	DC	LION HYDRAULICS INC.

Charter#	Type	Business Name

9R-928	DC	LISA MUELLER INC., INTERNATIONAL
2131851-2	DC	Lithia of Minnesota, Inc.
7N-301	DC	LONE STAR STEAKHOUSE & SALOON OF MINNESOTA, INC.
1N-929	DC	LSI Corporation of America, Inc.
10S-54	DC	Macquarie Office (US) NO 2 Corporation
1197776-3	DC	Major League Merger Corporation
11P-436	DC	Marathon Dairy Investment Corp.
7x-781	DC	MARCUS NORTHSTAR, INC.
12M-265	DC	Mark David Real Estate Services Inc.
4B-346	DC	MARSHALLS OF RICHFIELD, MN., INC.
1364040-5	DC	McBee Systems Ohio, Inc.
6L-438	DC	McNeilus Companies, Inc.
60-50	DC	McNeilus Financial Services, Inc.
1W-235	DC	McNeilus Truck and Manufacturing, Inc.
4T-936	DC	MEDALLION CABINETRY, INC.
7T-51B	DC	Medallion Capital, Inc.
2-288	DC	Medical Arts Press, Inc.
5Q-587	DC	Medtronic Asia, Ltd.
1U-997	DC	Medtronic Bio-Medicus, Inc.
5S-407	DC	Medtronic China, Ltd.
8U-248	DC	Medtronic International Technology, Inc.
6W-521	DC	Medtronic International Trading, Inc.
5S-919	DC	Medtronic Latin America, Inc.
1255969-4	DC	Medtronic Pacific Trading, Inc.
8H-898	DC	Medtronic Treasury International, Inc.
8H-900	DC	Medtronic Treasury Management, Inc.
4R-233	DC	Medtronic USA, Inc.
2N-808	DC	Medtronic World Trade Corporation
1R-17	DC	Meggitt Defense Systems Caswell, Inc.
8F-55	DC	METCO HOLDINGS, INCORPORATED
2219961-2	DC	MIC Holdings, Inc.
2125905-2	DC	Micro Craft Inc.
K-51	DC	Mid-Continent Lumber Dealers Supply, Inc.
2035792-5	DC	midCountry Mortgage Investments, Inc.
1615174-2	DC	Midwest Comic Book Association Inc.
11X-211	DC	Midwest Dental, Inc.
1788189-4	DC	MIDWEST EQUITY CONSULTANTS, INC.
11M-148	DC	MIDWEST INSURANCE SALES, INC.
2D-1037	DC	Midwest of Cannon Falls, Inc.
D-688	DC	Miller & Holmes, Inc.
51-827	DC	MINNEAPOLIS MOTEL ENTERPRISES, INC.
50-486	DC	Minnesota Cable Properties, Inc.
1549183-2	DC	Minnesota Early Autism Project, Inc.
8A-412	DC	Minnesota Harbor Service, Inc.
88-445	DC	Minnesota Lawn Maintenance, Inc.
1121867-2	DC	Minnesota Linked Bingo Inc.
2200615-2	DC	minnesota outboard corporation
120-166	DC	Minnesota Pallet Company, Inc.
7Q-43	DC	MINNESOTA PUBLISHERS, INC.
1972963-2	DC	Minnesota Specialty Finance, Inc.
30298-AA	DC	Minnesota, Dakota & Western Railway Company
E-998	DC	Mittal Steel USA-Ontario Iron, Inc.
10-751	DC	MLT Inc.
2A-6/6	DC	Monarch Industries, inc.

Charter#	Type	Business Name

8E-997	DC	Morgan Stanley Credit Corporation of Minnesota
10-34	DC	Motel Sleepers. Inc.
11B-243	DC	MP&F roc.
11L-545	DC	MRS Inc.
1H-1027	DC	Mueller Sales Corp.
550-AA	DC	MUTUAL SERVICE LIFE INSURANCE COMPANY
582-AA	DC	N.D. HUDSON MANUFACTURING COMPANY
4Q-82	DC	National Benefit Resources, Inc.
7G-253	DC	National Surgical Assistants Association, Inc.
6U-553	DC	Navarre Biomedical, Ltd.
2223110-2	DC	Nelson Financial Corporation
7V-309	DC	NEO Corporation
8Q-979	DC	NES MINNESOTA, Inc.
1364040-6	DC	NESS Payroll Services, Inc.
1240937-2	DC	NETECHNICA inc.
11R-352	DC	NetPass Systems, Inc.
9J-11	DC	NetSelector, Inc.
6A-195	DC	Neve, Inc.
6T-474	DC	New money Express, Inc.
7J-237	DC	New Perspective of Minnesota, Inc.
835119-10	DC	Newman TechnolOgy Partners, Inc.
9P-321	DC	Nighthawk Transport, Incorporated
2K-228	DC	Norstan Communications, Inc.
31-1050	DC	Norstan Financial Services, Inc.
9P-189	DC	Norstan International, Inc.
X-I183	DC	Norstan, Inc.
5F-353	DC	Norte’ Cable Corporation
952274-3	DC	NORTH AMERICAN TITLE COMPANY
2017288-4	DC	North Industrial Road Company
4L-861	DC	North Star Concrete Group, Inc.
2C-569	DC	North Star Ice, Inc.
71-400	DC	Northern Healthcare, Inc.
6Y-78	DC	NORTHERN SUPPLY COMPANY, INC.
10-1169	DC	NORTHSTAR MATERIALS. INC.
A-517	DC	Northwest Airlines, Inc.
9A-646	DC	NovaCare Rehabilitation, Inc.
4F-1154	DC	NUGGET DRILLING CORPORATION
11W-853	DC	NutriVision, Inc.
7N-922	DC	Nuveen Arizona Premium Income Municipal Fund, Inc.
60-587	DC	Nuveen California Investment Quality Municipal Fun
60-119	DC	Nuveen California Municipal Market Opportunity Fun
50-274	DC	Nuveen California Municipal Value Fund, Inc.
7C-755	DC	Nuveen California Quality Income Municipal Fund, I
6Z-691	DC	Nuveen California Select Quality Municipal Fund, I
6L-326	DC	Nuveen California. Performance Plus Municipal Fund,
7J-486	DC	Nuveen Insured California Premium Income Municipal
7R-176	DC	Nuveen Insured California Premium Income Municipal
7C-756	DC	Nuveen Insured Municipal Opportunity Fund, Inc.
7J-487	DC	Nuveen Insured New York Premium Income Municipal F
6V-328	DC	Nuveen insured Quality Municipal Fund, Inc.
60-120	DC	Nuveen Investment Quality Municipal Fund, Inc.
7N-323	DC	Nuveen Michigan Premium Income Municipal Fund, Inc.
7C-757	DC	Nuveen Michigan Quality Income Municipal Fund, Inc.
6L-992	DC	Nuveen Municipal Advantage Fund, Inc.

Charter#	Type	Business Name

5V-912	DC	Nuveen Municipal Income Fund, Inc.
60-121	DC	Nuveen Municipal Market Opportunity Fund, Inc.
5N-667	DC	Nuveen Municipal Value Fund, Inc.
.6W-692	DC	Nuveen New Jersey Investment Quality Municipal Fun
7N-324	DC	Nuveen New Jersey Premium Income Municipal Fund, I
60-566	DC	Nuveen New York Investment Quality Municipal Fund,
50-275	DC	Nuveen New York Municipal Value Fund, Inc.
6L-327	DC	Nuveen New York Performance Plus Municipal Fund, I
7C-759	DC	Nuveen New York Quality Income Municipal Fund, Inc
61-692	DC	Nuveen New York Select Quality Municipal Fund, Inc
7C-760	DC	Nuveen Ohio Quality Income Municipal Fund, Inc.
6H-429	DC	Nuveen Performance Plus Municipal Fund, Inc.
7F-170	DC	Nuveen Premier Insured Municipal Income Fund, Inc.
7C-761	DC	Nuveen Premier Municipal Income Fund, Inc.
7F-169	DC	Nuveen Premium Income Municipal Fund 2, Inc.
7R-170	DC	Nuveen Premium Income Municipal Fund 4, Inc.
5X-310	DC	Nuveen Premium Income Municipal Fund, Inc.
6X-691	DC	Nuveen Quality Income Municipal Fund, Inc.
6X-692	DC	Nuveen Select Quality Municipal Fund, Inc.
2I-607	DC	Octagon Risk Services, Inc.
I2J-945	DC	OE Osmonics, Inc.
2109202-2	DC	Olson Brothers Distributing, Inc.
111-250	DC	Omni Workspace Company
6A-300	DC	On Time Delivery Service, Inc.
2L-874	DC	Ontario Eveleth Company
2L-800	DC	Ontario Hibbing Company
1196367-2	DC	Orlin Research, Inc.
3A-463	DC	Orrin Thompson Construction Company
4M-65	DC	ORRIN THOMPSON HOMES CORP.
7C-899	DC	ORR-SCHELEN-MAYERON & ASSOCIATES, INC.
5H-893	DC	OTTER TAIL VALLEY RAILROAD COMPANY, INC.
110-500	DC	Pace Fire Inc.
1560402-2	DC	PAN-MOR INC.
8M-289	DC	Party America Franchising, Inc.
10C-6	DC	Parvest, Inc.
1527241-2	DC	Paul Bunyan Tools, Inc.
783516-2	DC	Paul Weitz DVM, PSC
9N-663	DC	Pen Rite Systems, Inc.:
110-919	DC	Pet Services of Minnesota, P.C.
5Y-266	DC	Peterson Demolition, Inc.
9W-503	DC	PhytoLabs, Inc.
SF-522	DC	Pickands Hibbing Corporation
4B-707	DC	Planmark, Inc.
924220-2	DC	Plantavit Cooperative
10T-31	DC	PlantFloor.com, Incorporated
6Q-17	DC	PLASMA COATINGS OF MN INC.
11T-304	DC	Platco Inc.
38-750	DC	PP AP Printing, Inc.
1P-528	DC	Preferred Products. Inc.
4P-440	DC	PRIMEVEST Financial Services, Inc.
7P-410	DC	Prism Strategic Services, Inc.
1858660-2	DC	PRO HOME HORNS, INC.
0-1036	DC	Product Design & Engineering, Inc.
F-724	DC	Professional Services Group, Inc.

Charter#	Type	Business Name

60-240	DC	Protective Coatings TechnolOgy, Inc.
1943577-2	DC	Provident Waste Solutions, Inc.
12P-641	DC	ProviNet Corporation
7G-884	DC	PROXIMITY CONTROLS CORP.
8Q-375	DC	PTI Communications of Minnesota, Inc.
12Q-300	DC	Quantrell Cadillac, Inc.
10R-743	DC	Quartz Surface Supplies, Inc.
8C-826	DC	Rainforest Cafe, Inc.
10A-234	DC	RAY PETERSON CONSULTING, INC.
COOP-3761	DC	Recreational Equipment, Inc.
9W-I62	DC	RecruitUSA Inc.
2B-463	DC	Re-Cy-Co, Inc.
9C-609	DC	RED LION INC.
45-751	DC	Red Rock of Minnesota, Inc.
31-1140	DC	Redmond Products, Inc.
LIT-856	DC	Relativity Studio, Inc.
1256199-2	DC	Reliance Capital Corporation
3Z-1007	DC	ReliaStar Investment Research, Inc.
9V-572	DC	ReliaStar Payroll Agent, Inc.
10E-439	DC	REM ARROWHEAD, INC.
3Y-546	DC	REM Central Lakes, Inc.
2Q-574	DC	REM Consulting & Services, Inc.
6B-752	DC	REM Health, Inc.
2M-309	DC	REM Heartland. Inc.
4V-196	DC	REM Hennepin, Inc.
9N-383	DC	REM Home Health, Inc.
6X-824	DC	REM Management, Inc.\
9R-94	DC	REM Minnesota Community Services, Inc.
6W-354	DC	REM Minnesota, Inc.
9X-102	DC	REM North Star, Inc.
50-246	DC	REM Ramsey, Inc.
6M-347	DC	REM River Bluffs, Inc.
4V-528	DC	REM South Central Services, Inc.
3R-467	DC	REM Southwest Services, Inc.
81-635	DC	REM Woodvale, Inc.
3X-322	DC	REM, Inc.
108-951	DC	Rice Farm Supply, Inc.
5G-67I	DC	RIDGRDALE PRINTS PLUS, INC.
983954-3	DC	Right Click Technologies Incorporated
110-818	DC	Rise to Fame Inc.
1T-474	DC	Risk Planners, Inc.
4N-316	DC	Ritrama, Inc.
1468701-2	DC	Riza Technologies INC.
5S-987	DC	Rogers Benefit Group, Inc.
3N-166	DC	Rosco Manufacturing Company
Q-487	DC	Rosemount Inc.
6S-768	DC	R-Z-Dock, Inc.
Y-702	DC	Sanford AssociateS, Inc.
11X-776	DC	Santa Finance Corporation
1467757-2	DC	SCC Holding Corporation
90-920	DC	Schreiber Technologies, Inc.
121-911	DC	Schwan’s Global Consumer Brands, Inc.
121-913	DC	Schwan’s Global Food Service, Inc.
1253236-6	DC	Schwan’s Global Home Service, Inc.

Charter#	Type	Business Name

12L-841	DC	Schwan’s Global Supply Chain, Inc.
121-915	DC	Schwan’s Research and Development, Inc.
120-989	DC	Schwan’s Sales Enterprises, Inc.
F-797	DC	Scott-Rice Telephone Co.
21-166	DC	Sealy of Minnesota, Inc.
1623418-2	DC	Shebec Mobile Solutions Inc.
1532147-2	DC	Shivasai Global Technologies Inc
10S-379	DC	Shultz & Associates, Ltd.
2111638-2	DC	Sierra Vista Natural Foods Cooperative
980010-2	DC	Silestone & Marble Distribution Services West Coast
2183145-2	DC	SILVER STATE FINANCIAL SERVICES OF MINNESOTA, Inc.
699372-3	DC	Simply Perches, Incorporated
8M-497	DC	Sine Qua Non, Incorporated
1449866-2	DC	Skippy Transportation inc
100-571	DC	Skyway Printing & Copying Inc.
1644466-2	DC	Slidell Real Estate Properties Inc.
4R-1173	DC	SMCA, Inc.
61,-316	DC	Sontra Medical Corporation
102-560	DC	Sopheon Corporation
11E-992	DC	SottLink Solutions, Inc.
5Y-862	DC	Southern Minnesota Construction Company, Inc.
8S-770	DC	SOUTHERN MINNESOTA SHOPPERS, INC.
1836923-2	DC	Sportsman’s Recipes, Inc.
5R-264	DC	Spruce Ridge, Inc.
1Z-594	DC	St. Cloud Surgical Center, Inc.-
2189459-2	DC	STAR & LARSON INCORPORATED
10-445	DC	Stearns Inc.
1V-871	DC	Stevens Van Lines, Inc.
549-AA	DC	STOCKBRIDGE INSURANCE COMPANY
9Y-436	DC	Stone Suppliers, Inc.
12K-113	DC	Stone Systems & Services, Inc.
800473-4	DC	Stone Systems of the Bay Area, Inc.
V-645	DC	Straus Knitting Mills, Inc.
11E-827	DC	Street Eats Limited
789804-2	DC	Stringer Business Systems, Inc.
8C-377	DC	Sunnyside, Inc.
8K-515	DC	Sunrise Publications, Inc.
1196358-2	DC	Sunsoft Consulting Inc.
12A-487	DC	SuperShuttle of Minnesota, Inc.
2139622-3	DC	SUPERVALD Services USA, Inc.
2139622-2	DC	SUPERVALU India, Inc.
4X-2I4	DC	SUPERVALU Pharmacies, Inc.
7C-793	DC	Supervalu Transportation, Inc.
4G-227	DC	Surgicare of Minneapolis, Inc.
1369501-2	DC	Susan Meech, Inc.
1818187-2	DC	Swanson Property and Realty, Inc.
1121424-4	DC	Sweet Endeavor Inc.
26671-AA	DC	Syracuse Mining Company
1761626-4	DC	TAMARACK MATERIALS NORTHLAND, INC.
3W-799	DC	Tamarack Materials, Inc.
1461058-2	DC	TCF International Operations, Inc.
10G-141	DC	TCF Investments Management, Inc.
5Y-476	DC	TCI Cablevision of Minnesota, Inc.
1145272-2	DC	TCIC, Inc.

Charter#	Type	Business Name

128-352	DC	Technology Savings Group, Inc.
2139230-2	DC	Templeton Funds Annuity Company
1E-182	DC	Temtoc Metals, Inc.
5K-62	DC	Tescom Corporation
12A-420	DC	The Firebaugh Group, Inc.
4M-383	DC	The HoneyBaked Ham Company
11L-595	DC	The Kenna Group Corporation
4Q-68	DC	THE KOSKOVICH COMPANY, INC.
3F-333	DC	The Miller Publishing Company, Inc.
11P-181	DC	The News Rbom Inc.
10Q-468	DC	The Noodle Shop, Co, - Minnesota, Inc.
4W-1023	DC	THE PRESS OF OH10, INC.
121-912	DC	The Schwan Food Company
2Y-349	DC	The Sportsman’s Guide, Inc.
1R-693	DC	The Waukon Corporation
58-554	DC	ThorWorks Industries, Inc.
2118022-2	DC	Tig-Co, Inc.
11F-483	DC	Tigerquote.com Insurance Agency of Minnesota, Inc.
544080-2	DC	TMCK ASSOCIATES, INC.
560410-4	VC	Toll MN GP corp.
1254089-2	DC	Total Care Pharmacy, Inc.
5N-591	DC	Total In-Store Merchandising Enterprises, Inc.
2N-1048	DC	Tower Systems, Inc.
1510327-2	DC	TPB, Inc.
11T-489	DC	TRANSAMERtCA RETIREMENT MANAGEMENT, INC.
6D-697	DC	Transworld Network, Corp.
IC-955	DC	Triad Investments, Inc.
1889991-2	DC	Triple J C Inc.
1M-1074	DC	TTM Advanced Circuits, Inc.
9M-494	DC	Tutronics Corporation
1u-909	DC	U-Haul Co. of Minnesota
5M-225	DC	ULTRA PAC, INC.
5X-916	DC	ULTRA PURE SYSTEMS, Inc.
2M-698	DC	united RealchCare Services, Inc.
1J-780	DC	united Steel Products Company, Inc.
2Z-615	DC	UnitedHealth Croup Incorporated
5D-113	DC	VADEKO U.S.A. INC.
11F-226	DC	Valspar Credit Corporation
I1N-582	DC	valspar Sourcing, Inc.
6S-663	DC	Valu Ventures, Inc.
2T-24	DC	VAN BLONDS, INC.
2W-979	DC	Vans of Minnesota, Inc.
4K-74	DC	Varsity Spirit Fashions & Supplies, Inc.
1494519-2	DC	Venn Software Solutions Inc.
4Z-319	DC	Veolia ES Rolling Hills Landfill, Inc.
12A-804	DC	Veolia ES Vasko Rubbish Removal, Inc.
31-515	DC	Veolia ES Vasko Solid Waste, Inc.
1792666-2	DC	Verista Imaging, Inc.
4P-346	DC	Verso Technologies, Inc,
6W-662	DC	VHG, INC.
I1D-555	DC	Vibes Technologies, Inc.
1296728-2	DC	Video Chat Systems Inc.
21-1138	DC	Viking Materials, Inc.
7L-758	DC	voyageur Disposal Processing, Inc.

Charter#	Type	Business Name

10G-623	DC	W.J. Clark & Company, Inc.
9W-498	DC	wasatch Funds, Inc.
1W-613	DC	Waste Management of Minnesota, Inc.
141-AA	DC	Waterous Company
113-634	DC	Watershed Cutters, Inc.
5A-256	DC	WAYZATA PHYSICAL THERAPY CENTER, INC.
3W-975	DC	Web.com, Inc.
3X-954	DC	West Materials, Inc.
6D-86	DC	West Suburban Health Partners, Inc.
3T-26	DC	Willis of Minnesota, Inc.
2-AA	DC	Wilton Reassurance Company
1-553	DC	wootilake Sanitary Service, Inc.
4T-750	DC	Wound Care Centers, Inc.
10T-54	DC	WriteWright, Inc.
9U-946	DC	XPERTECH SOLUTIONS INC.
1996011-2	DC	Zimmerman Adjusting Inc.

STATE OF MINNESOTA

DEPARTMENT OF STATE

I hereby certify that this is a true and complete copy of the document as filed for record in this office.

DATED	11/2/12

Secretary of State

By

Office of the Minnesota Secretary of State

Minnesota Business & Nonprofit Corporations

Amendment to Articles of Incorporation

Minnesota Statutes, Chapter 302A or 317A

Read the instructions before completing this form.

Filing fee: $55 for expedited service in-person and online filings, $35 for mail

1. Corporate Name: (Required) Veolia ES Vasko Solid Waste, Inc.

List the name of the company prior to any desired name change

2. This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

Format: N/A (mm/dd/yyyy)

3. The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional pages.

ARTICLE I

4. This amendment has been approved pursuant to Minnesota Statutes, Chapter 302A or 317A.

5. I, the undersigned, certify that I am signing this document as the person whose signature is required, or as agent of the person(s) whose signature would be required who has authorized me to sign this document on his/her behalf, or in both capacities. I further certify that I have completed all required fields, and that the information in this document is true and correct and in compliance with the applicable chapter of Minnesota Statutes. I understand that by signing this document I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this document under oath.

/s/
Signature of Authorized Person or Authorized Agent

November 29, 2012
Date

Email Address for Official Notices

Enter an email address to which the Secretary of State can forward official notices required by law and other notices: CSBROWN@WINSTON.COM

Check here to have your email address excluded from requests for bulk data, to the extent allowed by Minnesota Law.

List a name and daytime phone number of a person who can be contacted about this form:

Contact name CAMERON BROWN

Phone Number            212-294-5306

Entities that own, lease, or have any financial interest in agricultural land or land capable of being farmed must register with the MN Dept. of Agriculture’s Corporate Farm Program.

Does this entity own, lease, or have any financial interest in agricultural land or land capable of being farmed?

Yes ☐    No ☐